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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 3, 1999 relating to the financial statements and related financial statement schedule, which appear in TSI International Software Ltd.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the headings "Experts" in such Registration Statement.


                                                /s/ KPMG LLP

March 15, 2000